UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2025
Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

Georgia (State of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	N/A	N/A

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting on March 31, 2025, our members, as set forth in our bylaws, nominated and elected by acclimation the following persons to our board of directors: Jimmy G. Bailey as a member at-large director, Ronnie M. Hendricks as a member at-large director, Fred A. McWhorter as a director for member group 4, Christopher L. Stephens as a director for member group 3, George L. Weaver as a director for member group 1 and Kevin W. Bush as an outside director. Each of Mr. Bailey, Mr. Hendricks, Mr. McWhorter, Mr. Stephens and Mr. Weaver were elected to a term that will expire in March 2028. Mr. Bush was elected to fill the outside director vacancy following the retirement of Wm. Ronald Duffey on March 31, 2025, and his term will expire in March 2027.

Mr. Bush, Mr. Hendricks and Mr. Stephens are each new directors to our board of directors and will be entitled to director compensation and expense reimbursement as set forth under “Executive Compensation – Director Compensation” in our annual report on Form 10-K for the fiscal year ended December 31, 2024. Mr. Bush and Mr. Hendricks were appointed to serve on the audit committee and Mr. Stephens was appointed to serve on the compensation committee and construction project committee. Our board of directors has determined that Mr. Bush qualifies as an independent audit committee financial expert.

For additional information regarding our board of directors and election procedures, see “Directors, Executive Officers and Corporate Governance” in our 2024 Form 10-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

104 Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	April 1, 2025	By:	/s/ Annalisa M. Bloodworth
Annalisa M. Bloodworth
President and Chief Executive Officer